UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2023
_____________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

The Federal Home Loan Bank of Indianapolis ("Bank") announced via news release, which is Exhibit 99.1 to this current report, its intention to repurchase, on a voluntary basis and for a limited time, up to $200,000,000 par value of excess stock held by its current members. This repurchase is being undertaken to reduce the amount of outstanding excess stock relative to the Bank’s total assets. The news release provides other details of the voluntary stock repurchase.

This current report and the news release include forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Specifically, statements about and including the plan to repurchase excess stock are forward-looking statements. The Bank undertakes no obligation to publicly update any forward-looking statement, except as may be required by applicable law. These statements speak only as of the date of the news release; are based on management's current beliefs and expectations; and are subject to factors beyond management's control. Notably, the repurchase of excess stock is subject to the Bank's Capital Plan, the Federal Home Loan Bank Act of 1932 (12 U.S.C. §1421 et seq) and regulations issued thereunder, and any other applicable law. Accordingly, the Bank will postpone or cancel the repurchase of excess stock if it cannot be completed in conformance with the requirements of its Capital Plan or applicable law. Further, management may determine to postpone or cancel the excess stock repurchase for any reason including if management determines the excess stock is needed to support member activity. Accordingly, no member has a right to require the Bank to complete the repurchase of excess stock.

Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 News Release, dated August 22, 2023, issued by the Bank

Exhibit Number	Description

99.1	News Release, dated August 22, 2023, issued by the Bank
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2023

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/K. LOWELL SHORT, JR.
K. Lowell Short, Jr.
Senior Vice President - Chief Accounting Officer